UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2008

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
        240.13e-4(c))

Item 7.01  REGULATION FD DISCLOSURE

SCANA Corporation will webcast a meeting with security analysts to be held in New York City on Thursday, May 15, 2008 beginning at approximately 8:15 a.m. EDT.  At that meeting, SCANA Chairman and CEO William B. Timmerman and other senior officers will discuss the Company’s business strategy and financial performance.  The presentation materials for the meeting are attached to this Form 8-K as Exhibit 99.1.

The webcast will be accessible at SCANA’s website at http://www.scana.com, and a replay of the webcast, together with the related presentation materials, will be available on SCANA’s website through May 30, 2008.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

    Exhibit 99.1     SCANA Analyst Presentation – May 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

May 14, 2008	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Number

99.1	SCANA Analyst Presentation – May 2008